Exhibit 99.1

UNITED REFINING ENERGY CORP.

(A Development Stage Company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Stockholders of

United Refining Energy Corp.

We have audited the accompanying balance sheets of United Refining Energy Corp. (a development stage company) as of December 17, 2007 and August 31, 2007, and the related statements of operations, stockholders’ equity and cash flows for the period from September 1, 2007 through December 17, 2007, for the period from June 25, 2007 (date of inception) through August 31, 2007 and for the period from June 25, 2007 (date of inception) through December 17, 2007. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Refining Energy Corp. as of December 17, 2007 and August 31, 2007, and the results of its operations and its cash flows for the period from September 1, 2007 through December 17, 2007, for the period from June 25, 2007 (date of inception) through August 31, 2007, and for the period from June 25, 2007 (date of inception) through December 17, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

BDO Seidman, LLP

New York, New York

December 17, 2007

UNITED REFINING ENERGY CORP.

(A Development Stage Company)

BALANCE SHEETS

	December 17, 2007	August 31, 2007
ASSETS
Current Assets:
Cash and cash equivalents	$57,312	$22,702
Cash held in trust	448,763,800	—
Deferred offering costs	—	259,971

Total Assets	$448,821,112	$282,673

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accrued offering costs	$125,000	$59,738
Accrued expenses	15,126	—
Note payable – stockholder	—	200,000
Deferred underwriters fees	15,750,000	—

Total Current Liabilities	15,890,126	259,738

Common stock, subject to possible redemption (17,999,999 shares at redemption value)	179,459,990	—

COMMITMENTS (Note 4)

STOCKHOLDERS’ EQUITY:
Preferred Stock, $.0001 par value 1,000,000 shares authorized, none issued or outstanding	—	—
Common Stock, $.0001 par value, 150,000,000 shares authorized; 39,937,501 and 12,937,500 issued and outstanding, respectively (excluding 17,999,999 shares subject to conversion)	3,994	1,294
Additional paid in capital	257,400,393	23,706
Deficit accumulated during the development stage	(3,933,391)	(2,065)

Total Stockholders’ Equity	253,470,996	22,935

Total Liabilities and Stockholders’ Equity	$448,821,112	$282,673

See accompanying notes to the financial statements.

UNITED REFINING ENERGY CORP.

(A Development State Company)

STATEMENTS OF OPERATIONS

	For the period September 1, 2007 to December 17, 2007	From June 25, 2007 (inception) To August 31, 2007	From June 25, 2007 (inception) To December 17, 2007
Revenue	$—	$—	$—
Operating expenses:
Compensation expense to sponsor	3,980,000	—	3,980,000
Formation and operating costs	1,726	2,065	3,791

Loss from operations	(3,981,726)	(2,065)	(3,983,791)
Interest income	63,000	—	63,000

Loss before provision for income taxes	(3,918,726)	(2,065)	(3,920,791)
Provision for income taxes	12,600	—	12,600

Net loss for the period	$(3,931,326)	$(2,065)	$(3,933,391)

Weighted average number of shares outstanding
Basic and diluted	13,358,061	12,937,500

Net loss per share – basic and diluted	$(.29)	$—

See accompanying notes to the financial statements.

UNITED REFINING ENERGY CORP.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY

For the period from June 25, 2007 (Inception) to December 17, 2007

	Shares	Common Stock	Additional Paid in Capital	(Deficit) Accumulated During the Development Stage	Total
Balance at June 25, 2007 (Inception)	—	$—	$—	$—	$—
Issuance of common stock to initial stockholder at $0.0001 per share	12,937,500	1,294	23,706	—	25,000
Net loss for the period	—	—	—	(2,065)	(2,065)

Balance at August 31, 2007	12,937,500	1,294	23,706	(2,065)	22,935
Issuance of Sponsor Warrants to purchase 2,500,000 shares of common stock	—	—	3,980,000	—	3,980,000
Proceeds from the sale of 15,600,000 Warrants to our Sponsor	—	—	15,600,000	—	15,600,000
Sale of 45,000,000 units through public offering, net of underwriters discount and offering expenses and excluding $179,459,990 of proceeds allocable to 17,999,999 shares of common stock subject to possible conversion	27,000,001	2,700	237,796,687	—	237,799,387
Net loss for the period	—	—	—	(3,931,326)	(3,931,326)

Balance at December 17, 2007	39,937,501	$3,994	$257,400,393	$(3,933,391)	$253,470,996

See accompanying notes to the financial statements.

UNITED REFINING ENERGY CORP.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	For the period September 1, 2007 to December 17, 2007	From June 25, 2007 (inception) To August 31, 2007	From June 25, 2007 (inception) To December 17, 2007
Cash flows from operating activities:
Net loss	$(3,931,326)	$(2,065)	$(3,933,391)
Adjustments to reconcile loss to net cash provided by operating activities:
Compensation expense to sponsor	3,980,000	—	3,980,000
Change in operating assets and liabilities:
Accrued expense	15,126	—	15,126

Net cash used in operating activities	63,800	(2,065)	61,735

Investing Activities:

Purchase of investments held in trust account	(448,763,800)	—	(448,763,800)

Cash flows from financing activities:
Proceeds from issuance of common stock	—	25,000	25,000
Deferred offering costs	325,233	(200,233)	125,000
Proceeds from issuance of insider warrants	15,600,000	—	15,600,000
Net proceeds from sale of units through public offering allocable to stockholders’ equity	253,549,387	—	253,549,387
Portion of net proceeds from sale of units through public offering to shares of common stock subject to possible conversion	179,459,990	—	179,459,990
Proceeds from notes payable	100,000	200,000	300,000
Payments of notes payable	(300,000)	—	(300,000)

Net cash provided by financing activities:	448,734,610	24,767	448,759,377

Net increase in cash and cash equivalents	34,610	22,702	57,312
Cash and cash equivalents, beginning of period	22,702	—	—

Cash and cash equivalents, end of period	$57,312	$22,702	$57,312

Supplemental disclosure of non-cash financing activity:
Accrued offering costs	$125,000	$59,738	$125,000

See accompanying notes to the financial statements.

UNITED REFINING ENERGY CORP.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND BUSINESS OPERATIONS

United Refining Energy Corp. (the “Company”) is a newly organized Business Combination Company™, or BCC™. A BCC™ is a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or any other similar business combination, an unidentified operating business or assets. The Company will focus on identifying a prospective target business in the energy industry, with a particular focus on businesses or assets involved in the refining of petroleum products (“Business Combination”), but will not be limited to pursuing acquisition opportunities only within that industry. All activity through December 17, 2007 relates to the Company’s formation and the public offering described below.

The Company is considered to be a development stage company and as such the financial statements presented herein are presented in accordance with Statement of Financial Accounting Standard No. 7.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on December 11, 2007. The Company consummated the Offering on December 17, 2007 and received net proceeds of approximately $448,700,000, which includes approximately $15,600,000 from the sale of 15,600,000 warrants (the “Insider Warrants”) in a private placement (described in Note 5), and from the proceeds of the sale of the Company’s shares of common stock sold to United Refining, Inc. (the “Sponsor”) prior to the Offering and includes $15,750,000 of deferred underwriters discount (See Note 4). The Company’s management intends to apply substantially all of the net proceeds of the Offering toward consummating a Business Combination. The initial target business must have a fair market value equal to at least 80% of the Company’s net assets at the time of such acquisition. However, there is no assurance that the Company will be able to successfully affect a Business Combination.

The Company’s Amended and Restated Certificate of Incorporation provides that the Company’s corporate existence will cease in the event it does not consummate a Business Combination by December 11, 2009 or June 11, 2010 in the event the holders of the common stock sold as part of the Units in the offering (the “Public Stockholders”) approve a proposal to extend the period of time to consummate a Business Combination by an additional six (6) months (the “Extended Period”). If the Company does not effect a Business Combination by December 11, 2009 or June 11, 2010, as the case may be, the Company will promptly distribute the amount held in trust (the “Trust Account”), which is substantially all of the proceeds from the Offering and the Private Placement, including any accrued interest, to its Public Stockholders.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering and the Private Placement are intended to be generally applied toward consummating a Business Combination. Management has agreed that $448,700,000 (or approximately $9.97 per unit) of the net proceeds of the Offering and the Private Placement, the sale of the Insider Warrants (described in Note 5) and $15,750,000 of deferred underwriters discount will be held in a trust account (“Trust Account”) and invested only in “government securities” or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. There may be released to the Company from the Trust Account (i) taxes payable on interest income earned on the Trust Account and State of Delaware franchise taxes and (ii) up to an aggregate amount of $3,700,000 of interest income earned on the Trust Account to fund the Company’s working capital and dissolution and liquidation expenses in the event the Company fails to consummate a Business Combination.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 40.0% or more of the shares sold in the Offering vote against the Business Combination and exercise their redemption rights described below on a cumulative basis with the Public Stockholders who previously exercised their redemption rights in connection with the stockholder vote required to approve the Extended Period, the Business Combination will not be consummated. The Company’s stockholder prior to the Offering has agreed to vote the founding shares of common stock in accordance with the vote of the majority in interest of the Public Stockholders with respect to the Extended Period or the Business Combination and the Company’s stockholder prior to the Offering, directors and officers have agreed to vote any shares of common stock acquired in the offering or in the aftermarket in favor of the Extended Period and the Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to the Extended Period (which proposal is approved) or the Business Combination which is approved and consummated, any Public Stockholder who voted against the Extended Period (which proposal is approved) or the Business Combination, as the case may be, may demand that the Company redeem his or her shares. The initial per share redemption price will equal $9.97 per share (plus a portion of the interest earned on the Trust Account) but net of: (i) taxes payable on interest earned on the Trust Account and State of Delaware franchise taxes and (ii) up to $3,700,000 of interest income released to the Company to fund working capital. Accordingly, Public Stockholders holding up to one share less than 40.0% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by the Initial Stockholder. As a result of this redemption right, $179,459,990 has been classified as common stock, subject to possible redemption on the accompanying balance sheet as of December 17, 2007.

On September 6, 2007, the Company’s Board of Directors approved a .625-for-one reverse stock split. All share and per share data in these financial statements have been adjusted to give effect to the reverse split.

On November 30, 2007, the Company’s Board of Directors approved a 2.3-for-one stock dividend. All share and per share data in these financial statements have been adjusted to give effect to the stock dividend.

On November 30, 2007, the Company granted to the Sponsor 2,500,000 warrants to purchase 2,500,000 shares of our common stock (the “Sponsor Warrants”). The Sponsor Warrants are identical to the warrants sold in the Offering, except that: (i) the Sponsor Warrants are exercisable at $12.50 per share, (ii) the Sponsor Warrants will be non redeemable so long as they are held by our Sponsor or its permitted assigns and (iii) the Sponsor Warrants expire on December 11, 2012. The Sponsor Warrants vest immediately but are not exercisable until the later of one day following the consummation of a Business Combination or one year from the effective date of the registration statement relating to the Offering. The Company performed a Black-Scholes calculation to determine the value of the warrants, using an expected life of 5 years, volatility of 26.67% and a risk free interest rate of 3.38%. The volatility percentage was based on a comparison of other blank check companies; the risk free interest rate was based on the five year treasury rate. The grant of these warrants to its Sponsor in the amount of $3,980,000 is recorded as compensation expense in accordance with Financial Accounting Board Opinion No. 123(R) (Statement 123(R)) in its Statements of Operations.

On December 11, 2007, the Sponsor forfeited 1,437,500 shares of common stock. All shares and per share data in these financial statements have been adjusted to give effect to the forfeiture.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements include the accounts of the Company. The Company has not commenced operations. All activity through December 17, 2007 is related to the Company’s formation and preparation of the Offering. The Company has selected August 31 as its fiscal year end.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual amounts could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Deferred Offering Costs

Deferred offering costs consist principally of legal, accounting and underwriting fees that are related to the Offering and were charged to equity upon completion of the Offering.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents and the cash held in trust. The Company’s policy is to limit the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. At August 31, 2007, a deferred income tax asset relating to the Company’s net operating losses is offset by a full valuation allowance based upon a lack of earnings history for the Company.

Loss Per Common Share

Basic loss per share is computed by dividing the net loss applicable to common stockholders by the weighted average common shares outstanding during the period.

Basic loss per share excludes dilution and is computed by dividing the loss available to common stockholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or redeemed for common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. At December 17, 2007, there were no such potentially dilutive securities. Therefore, basic and diluted loss per share were the same for the period from inception (June 25, 2007) through December 17, 2007.

Fair Value of Financial Instruments - The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosures about Fair Value of Financial Instrument,” approximate their carrying amounts presented in the balance sheet at December 17, 2007 and August 31, 2007.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities,” as amended, (“SFAS 133”) which establishes accounting and reporting standards for derivative instruments.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 3 – OFFERING AND PRIVATE PLACEMENT OF INSIDER WARRANTS

In the Offering, effective December 11, 2007 the Company sold to the public 45,000,000 units (the “Units”) at a price of $10.00 per Unit. Net proceeds from the Offering totaled approximately $448,700,000, which includes $15,600,000 from the sale of the Insider Warrants and was net of $16,900,000 in underwriting fees and other expenses paid at closing. Each Unit consists of one share of the Company’s common stock and one warrant to purchase one share of common stock. On

December 10, 2007, the Company sold to its Sponsor, 15,600,000 Insider Warrants for an aggregate purchase price of $15,600,000. See discussion in Note 5. In addition, the Company granted the underwriters an option (the "Over-Allotment Option"), exercisable not later than 45 days after the sale of the Units, to purchase up to 6,750,000 additional Units to cover over-allotments. The sale of the Insider Warrants to the Sponsor will not result in the recognition of any stock-based compensation expense because they are being sold at or above fair market value.

Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one Callable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $7.00 commencing the later of the consummation of a Business Combination or one year from the effective date of the registration statement related to the Offering and expiring on the fourth anniversary thereof. The Warrants will be callable at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of the call is given. The Company may not call the Warrants unless the Warrants and the shares of common stock underlying the Warrants are covered by an effective registration statement from the beginning of the measurement period through the date fixed for the call.

The Company has agreed to sell the Units issued in the Offering to the underwriters at a price per unit equal to $9.30 (discount and compensation of $0.70 per share), resulting in an aggregate underwriting fee to the underwriters of $31,500,000 if the Over-Allotment Option is not exercised and $36,225,000 if the Over-Allotment Option is exercised.

There are 28,962,500 authorized but unissued shares of our common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of the outstanding warrants) and all of the 1,000,000 shares of preferred stock available for issuance. The sponsor has agreed to forfeit up to an aggregate of 1,687,500 shares to the extent the Over-Allotment Option is not exercised in order for the Sponsor to maintain ownership of 20.0% of the Company’s outstanding common stock.

NOTE 4 - COMMITMENTS

Administrative Services Agreement

The Company utilizes certain administrative, technology and secretarial services, as well as certain limited office space provided by United Refining, Inc. United Refining Inc. has agreed that, until the acquisition of a target business by the Company, it will make such services available to the Company, as may be required by the Company from time to time. The Company has agreed to pay United Refining, Inc. $7,500 per month for such services commencing on the effective date of the Offering.

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and Maxim Group, LLC, as joint representatives of the underwriters in the Offering (the “Underwriters”).

Pursuant to the Underwriting Agreement, the Company is obligated to the Underwriters for certain fees and expenses related to the Offering, including underwriting discounts and commission of $31,500,000, of which $15,750,000 was paid at the closing and $15,750,000 has been deferred upon the consummation of a business combination. The deferred discount can be reduced up to $6,299,999 if up to one share less then 40% of the aggregate number of shares owned by all Public Stockholders seek redemption.

NOTE 5 – COMMON AND PREFERRED STOCK, SPONSOR WARRANT AND INSIDER WARRANTS

a) Common and Preferred Stock

The Company was incorporated in Delaware on June 25, 2007 and has the authority to issue 150,000,000 shares of common stock having a par value of $.0001 per share and 1,000,000 shares of preferred stock having a par value of $.0001 per share. Concurrent with its incorporation, the Company entered into a securities subscription agreement with its Sponsor, whereby the Sponsor purchased 12,937,500 shares of common stock of the Company for $25,000 in cash.

Subsequent to the Offering, there are 28,962,500 authorized but unissued shares of our common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of our outstanding warrants) and all of the 1,000,000 shares of preferred stock available for issuance.

b) Sponsor Warrants

On November 30, 2007, the Company issued 2,500,000 common stock warrants (“Sponsor Warrants”) to its Sponsor, exercisable at an initial purchase price of $12.50 per share effective on December 11, 2007 and expiring on December 11, 2012. These warrants and the shares purchasable hereunder constitute “restricted securities” under federal securities laws and applicable regulations and may not be resold or transferred without registration under the Securities Act of 1933. The grant of the warrants to our Sponsor is recorded as compensation expense in accordance with Statement 123(R) and was valued using the Black-Scholes model. Accordingly, $3,980,000 is recorded as compensation expense in the Company’s Statements of Operations.

c) Insider Warrants

On December 10, 2007, our Sponsor purchased 15,600,000 common stock warrants (“Insider Warrants”) from the Company at a price of $1.00 per warrant in a private placement pursuant to Regulation D of the Securities Act of 1933, as amended. Proceeds from the sale of the Insider Warrants of $15,600,000 were placed in the Trust Account. The Insider Warrants are identical to those sold in the Offering except that none of the Insider Warrants are transferable or salable until after we complete a Business Combination, are not subject to redemption if held by our Sponsor or its permitted assignees and may be exercised on a “cashless” basis at any time after they become exercisable if held by our Sponsor or its permitted assignees. The holder of Insider Warrants do not have any right to any liquidation distributions with respect to the shares underlying such Insider Warrants in the event we fail to consummate a Business Combination, in which event the Insider Warrants will expire worthless.

After the granting of the Sponsor Warrants, the private placement of the Insider Warrants, and the completion of this Offering, there are 63,100,000 warrants outstanding. Each warrant, excluding the Sponsor Warrants, are exercisable for one share of common stock at an exercise price of $7.00 per share, while the Sponsor Warrants will be exercisable for one share of common stock at the price of $12.50 per share. None of the warrants may be exercised until after consummation of our business combination and the funding in the Trust Account disbursed. The warrant exercise price will be paid directly to the Company and not placed in the Trust Account.

NOTE 6 – INCOME TAXES

Provision for income taxes consists of:

	For the period September 1, 2007 to December 17, 2007	From June 25, 2007 (inception) to August 31, 2007	From June 25, 2007 (inception) to December 17, 2007
Current - Federal	$12,600	$—	$12,600

The Company’s effective tax rate approximates the federal statutory rate. No provision for state and local income taxes has been made since the Company was formed as a vehicle to effect a Business Combination and, as a result does not conduct operations and is not engaged in a trade or business in any state.